UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2009

Victory Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33419	20-8218483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 West Broadway, PMB 402, Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (307) 734-2645

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS AMENDMENT TO THE CURRENT REPORT ON FORM 8-K, VICTORY ACQUISITION CORP. (“VICTORY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING VICTORY SECURITIES, REGARDING ITS ACQUISITION OF TOUCHTUNES CORPORATION (“TOUCHTUNES”), AS DESCRIBED IN VICTORY’S INITIAL FILING OF THE CURRENT REPORT ON FORM 8-K ON MARCH 24, 2009, AS AMENDED. THE CURRENT REPORT ON FORM 8-K, AS AMENDED, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CITIGROUP GLOBAL MARKETS, INC. (“CITIGROUP”), THE MANAGING UNDERWRITER OF VICTORY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN APRIL 2007, IS ASSISTING VICTORY IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. ADDITIONALLY, THE UNDERWRITERS DEFERRED $10,560,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF VICTORY’S BUSINESS COMBINATION. VICTORY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND CITIGROUP MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF VICTORY STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF VICTORY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ VICTORY’S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND FINAL REGISTRATION STATEMENT CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH VICTORY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ VICTORY’S FINAL PROSPECTUS, DATED APRIL 24, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE VICTORY OFFICERS AND DIRECTORS AND OF CITIGROUP AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO VICTORY STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: VICTORY ACQUISITION CORP., 970 WEST BROADWAY, PMB 402, JACKSON, WYOMING 83001. THE REGISTRATION STATEMENT CONTAINING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 1.01.	Entry into a Material Definitive Agreement

Explanatory Note

This Amendment to the Current Report on Form 8-K, dated March 23, 2009 (“Form 8-K”), filed by Victory Acquisition Corp. (“Victory”) on March 24, 2009 relating to the proposed acquisition by Victory of TouchTunes Corporation is being filed solely to include a revised investor prestation. Unless otherwise indicated below, the information contained in the Form 8-K remains unchanged.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Reorganization, dated as of March 23, 2009 by and among Victory Acquisition Corp., VAC Merger Sub, Inc., TouchTunes Corporation, VantagePoint CDP Partners, L.P.*

10.1	Forms of Escrow Agreements.*

10.2	Forms of Lock-up Agreements.*

10.3	Form of Voting Agreement.*

99.1	Press release of Victory Acquisition Corp. dated March 24, 2009.*

99.2	Investor Presentation.

99.3	TouchTunes Unaudited Financial Statements.*

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2009	VICTORY ACQUISITION CORP.

	By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
President